UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      February 9, 1999
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
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        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
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(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
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(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
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         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated
February 9, 1999 attached as Exhibit 20, announcing a stock repurchase program and the declaration of quarterly dividends.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated
February 9, 1999 attached as Exhibit 20, announcing a stock repurchase program and the declaration of quarterly dividends.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     February 12, 1999                /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
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  20                       News Release               Filed herewith
                           Dated February 9, 1999

Exhibit 20
 NEWS RELEASE

Great American Bancorp, Inc.
Holding Company for First Federal Savings Bank of Champaign-Urbana

FOR IMMEDIATE RELEASE
February 9, 1999

Contact:	Ms. Jane F. Adams
		Chief Financial Officer and Investor Relations
		(217) 356-2265

GREAT AMERICAN BANCORP, INC. ANNOUNCES STOCK REPURCHASE PROGRAM AND DECLARES QUARTERLY DIVIDEND

Champaign, Illinois - Great American Bancorp, Inc. (NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, has announced that its Board of Directors has authorized the repurchase of up to 135,968 shares, which is ten percent of the Company's 1,359,683 outstanding shares. Stock repurchased under the repurchase program will be made in open market transactions, subject to the availability of stock and market conditions, and will commence as soon as practicable.

The Company also announced that its Board of Directors have declared an $0.11 per share dividend, payable on April 1, 1999 to shareholders of record as of the close of business on March 15, 1999.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS".

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